UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 2, 2015

SYNOPSYS, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

690 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 584-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Amendment of 2006 Employee Equity Incentive Plan

At the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Synopsys, Inc. (“Synopsys”) held on April 2, 2015, Synopsys’ stockholders approved Synopsys’ 2006 Employee Equity Incentive Plan, as amended (the “Amended Employee Equity Plan”), in order to, among other items, increase the number of shares of common stock available for issuance under the plan by 3,800,000 shares. Synopsys’ Board of Directors (the “Board”) and the Compensation Committee of the Board previously approved the Amended Employee Equity Plan, subject to such stockholder approval. Synopsys’ executive officers are eligible to participate in the Amended Employee Equity Plan.

A summary of the Amended Employee Equity Plan is set forth in Synopsys’ definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on February 13, 2015 (the “Proxy Statement”). That summary and the above description of the Amended Employee Equity Plan do not purport to be complete and are qualified in their entirety by reference to the Amended Employee Equity Plan, which is filed as Exhibit 10.23 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As described in Item 5.02(e) above, Synopsys held its Annual Meeting on April 2, 2015. As of the record date, February 4, 2015, 153,469,099 shares of Synopsys common stock were outstanding and entitled to vote at the Annual Meeting. A total of 142,146,602 shares of Synopsys common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

Synopsys’ stockholders voted on four proposals at the Annual Meeting. The proposals are described in the Proxy Statement. The final results of the votes regarding each proposal are set forth below.

Proposal 1: Synopsys’ stockholders elected ten directors to Synopsys’ Board, to serve until the next annual meeting of stockholders or until their successors are elected. The voting results regarding this proposal are set forth below:

	For	Withhold	Broker Non-Votes
Aart J. de Geus	126,839,699	5,517,968	9,788,935
Chi-Foon Chan	131,188,364	1,169,303	9,788,935
Alfred Castino	132,222,661	135,006	9,788,935
Janice D. Chaffin	132,293,794	63,873	9,788,935
Bruce R. Chizen	129,917,863	2,439,804	9,788,935
Deborah A. Coleman	125,254,536	7,103,131	9,788,935
Chrysostomos L. “Max” Nikias	131,794,844	562,823	9,788,935
John Schwarz	130,958,674	1,398,993	9,788,935
Roy Vallee	131,025,641	1,332,026	9,788,935
Steven C. Walske	125,673,409	6,684,258	9,788,935

Proposal 2: As described in Item 5.02(e) above, Synopsys’ stockholders approved the Amended Employee Equity Plan in order to, among other items, increase the number of shares of common stock available for issuance under the plan by 3,800,000 shares. The Amended Employee Equity Plan is filed as Exhibit 10.23 to this Current Report on Form 8-K. The voting results regarding this proposal are set forth below:

For:	112,804,191
Against:	19,460,357
Abstain:	93,119
Broker Non-Votes:	9,788,935

Proposal 3: Synopsys’ stockholders approved, on an advisory basis, the compensation of Synopsys’ named executive officers as disclosed in the Proxy Statement. The voting results regarding this proposal are set forth below:

For:	127,127,340
Against:	4,303,500
Abstain:	926,827
Broker Non-Votes:	9,788,935

Proposal 4: Synopsys’ stockholders ratified the selection of KPMG LLP as Synopsys’ independent registered public accounting firm for the fiscal year ending October 31, 2015. The voting results regarding this proposal are set forth below:

For:	140,404,926
Against:	1,685,658
Abstain:	56,018

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

10.23	2006 Employee Equity Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNOPSYS, INC.

Dated: April 6, 2015	By:	/s/ JOHN F. RUNKEL, JR.
John F. Runkel, Jr.
General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

10.23	2006 Employee Equity Incentive Plan, as amended